UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2005

BrandPartners Group Inc.
(Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 335-1400

N/A
(Former name or former address, if changed since last report)

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 11, 2005 the Company finalized agreements with five former directors and officers as well as one current director (the “Option Holders”) whereby the Option Holders surrendered an aggregate of 1,050,000 out of 1,400,000 options previously granted to the Option Holders under the Company’s 2001 Stock Incentive Plan. The Company further agreed to amend the terms of the options by providing a cashless exercise provision. The Company has agreed to register the shares of common stock underlying its 2001 Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits

(c) 10.01  Form of Amended Stock Option Agreement.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDPARTNERS GROUP INC.

Date: April 15, 2005	By:	/s/ James F. Brooks
James F. Brooks
President and Chief Executive Officer